UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2004

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description
99.1	Copies of slides used by Steven R. Lewis, President and Chief Executive Officer, in presentations made to securities analysts on August 11, 2004.

99.2	Reconciliation from Non-GAAP financial measures to GAAP financial measures.

Item 9.	Regulation FD Disclosure and Item 12 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On August 11, 2004, Steven R. Lewis, President and Chief Executive Officer, made presentations of financial information to securities analysts. The financial information presented to the analysts is contained in the slides, which are attached as Exhibit 99.1 to this Form 8-K, are incorporated herein by reference. The financial information presented to the analysts contained Non-GAAP financial measures, which we have explained and reconciled with GAAP financial measures in Exhibit 99.2, which is attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: August 11, 2004	By:	/s/ Steven R. Lewis
Steven R. Lewis President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Copies of slides used by Steven R. Lewis, President and Chief Executive Officer, in presentations made to securities analysts on August 11, 2004.

99.2	Reconciliation from Non-GAAP financial measures to GAAP financial measures.